SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549



                            FORM 8-K


              Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934


                        JANUARY 22, 2001


                     DELTA PETROLEUM CORPORATION
           (Exact name of registrant as specified in its charter)



     Colorado                 0-16203                    84-1060803
    (State of               Commission               (I.R.S. Employer
  Incorporation)             File No.               Identification No.)



        Suite 3310
        555 17th Street
        Denver, Colorado                               80202
 (Address of principal executive offices)            (Zip Code)


    Registrant's telephone number, including area code: (303)  293-9133


ITEM 2.   ACQUISITION OF PROPERTIES

          On January 22, 2001, Delta Petroleum Corporation ("Delta" or "the Company") completed the acquisition of a gas property in Eddy County, New Mexico from Saga Petroleum Corporation ("Saga") under an agreement dated as of December 18, 2000. A copy of the agreement is incorporated as Exhibit 10.1 to Delta's Form 8-K dated December 22, 2000. Delta paid $2,100,000 in cash and issued 181,269 shares of its restricted common stock for this property. The Company borrowed $1,600,000 of the purchase price from an unaffiliated company. Two of the Company's officers, Aleron H. Larson, Jr., Chairman and Roger A. Parker, President, personally guaranteed the Promissory Note.

           Delta also acquired a 50% interest and operations in approximately 52,000 gross oil and gas leasehold acres in Harding and Butte Counties, South Dakota from an affiliate of Saga. Delta will be the operator of a drilling program with Saga and its affiliate to evaluate the acreage scheduled to begin in March of 2001. Delta will pay $509,285 for the properties and related geological and geophysical data in six monthly installments.

ITEM 5.   OTHER EVENTS

           On January 3, 2001, Delta entered into agreements with Evergreen Resources, Inc. whereby Evergreen acquired 116,667 shares of Delta and an option to acquire an interest in certain properties for $350,000. Copies of the agreements relating to the transaction are attached as Exhibit 10.1.

           On January 12, 2001, Delta sold 490,000 shares of its restricted common stock to Bank Leu AG of Switzerland, for $1,102,500. The Company paid a cash commission of $110,250 to an unaffiliated individual and granted an option to purchase 100,000 shares of Delta common stock at $3.125 per share to Pegasus Finance Ltd. an affiliate of Globemedia AG, as compensation for their efforts in connection with the stock sale.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

           10.1 Agreements between Evergreen Resources Inc. and Delta Petroleum Corporation dated January 3, 2001.

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DELTA PETROLEUM CORPORATION
                                   (Registrant)

Date:  January 31, 2001         By: s/Aleron H. Larson, Jr.
                                       Aleron H. Larson, Jr.
                                       Chairman/C.E.O.


                          INDEX TO EXHIBITS

(1)  Underwriting Agreement.  Not applicable.

(2) Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession. Not applicable.

(3)  (i)  Articles of Incorporation. Not applicable.
     (ii) Bylaws. Not applicable.

(4) Instruments Defining the Rights of Security Holders, including Indentures. Not applicable.

(5)  Opinion: re: Legality.  Not applicable.

(6)  Opinion: Discount on Capital Shares.  Not applicable.

(7)  Opinion: re: Liquidation Preference. Not Applicable.

(8)  Opinion: re: Tax Matters.  Not Applicable.

(9)  Voting Trust Agreement.  Not Applicable.

(10) Material Contracts.

     10.1 Agreements between Evergreen Resources Inc. and Delta Petroleum Corporation dated January 3, 2001.

(11) Statement re: Computation of Per Share Earnings.
      Not Applicable.

(12) Statement re: Computation of Ratios.  Not Applicable.

(13) Annual Report to Security Holders, etc. Not Applicable.

(14) Material Foreign Patents.  Not Applicable.

(15) Letter re: Unaudited Interim Financial Information.
     Not Applicable.

(16) Letter re: Change in Certifying Accountant.
     Not applicable.

(17) Letter re: Director Resignation.  Not applicable.

(18) Letter re: Change in Accounting Principles.  Not Applicable.

(19) Report Furnished to Security Holders.  Not Applicable.

(20) Other Documents or Statements to Security Holders.  Not applicable.

(21) Subsidiaries of the Registrant.  Not Applicable.

(22) Published Report Regarding Matters Submitted to Vote of Security Holders. Not Applicable.

(23) Consents of Experts and Counsel.  Not applicable.

(24) Power of Attorney. Not applicable.

(25) Statement of Eligibility of Trustee.  Not Applicable.

(26) Invitations for Competitive Bids.  Not Applicable.

(27) Financial Data Schedule.  Not Applicable.

(99) Additional Exhibits. Not Applicable.